SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       August 19, 1996


                  Physicians Resource Group, Inc.
     (Exact name of registrant as specified in its charter)


      Delaware                   1-13778           76-0456864
(State or other jurisdiction   (Commission       (IRS Employer
   of incorporation)           File Number)     Identification No.)



Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
     (Address of principal executive offices)              (Zip Code)


Registrant s telephone number, including area code    (972) 982-8200

Item 5.  Other Events.

     The Company and various wholly-owned subsidiaries of the Company (each an "Acquisition Sub"), entered into acquisition agreements (the "Acquisition Agreements") with the following ophthalmological and optometric practices (the "Practices") and physicians (the "Physicians"):

     (i)  Herman D. Sloane, M.D. and Allen M. Pielet, M.D.

     (ii) Scott L. Rosen, M.D. and Davis Springer, M.D.

     Pursuant to the  Acquisition Agreements, the respective
Acquisition Subs acquired (the "Acquisitions"), with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Practices.

     As a result of the Acquisitions, the Company became the indirect holder (through the respective Acquisition Subs) of, with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Practices. The respective Acquisition Subs intend to provide the use of such assets to the respective ophthalmological practices from which they were acquired pursuant to the terms of management services agreements.

     To the best knowledge of the Company, at the time of the Acquisitions there was no material relationship between (i) the Practices and the Physicians, on the one hand, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

     The aggregate consideration paid by the Company as a result of the Acquisitions was 194,648 shares of the common stock, par value $.01 per share, of the Company and $420,000 cash. The acquisition consideration for the Acquisitions was determined by arms-length negotiations between the parties to the applicable acquisition agreements.


Item 7.  Financial Statements and Exhibits.

(a) The Audited Combined Balance Sheet of Eye Associates, S. C. And Excimer Laser Associates, LTD. as of December 31, 1995 and the Unaudited Combined Balance Sheet of Eye Associates, S.C. and Excimer Laser Associates, LTD. as of June 30, 1996 and the related combined statements of earnings, owners s equity and cash flows for the year ended December 31, 1995 and the six months ended June 30, 1995 and June 30, 1996. (1)

(b) The Audited Balance Sheet of West Suburban Eye Associates, LTD. as of December 31, 1996 and the related statements of earnings, owners equity and cash flows for December 31, 1996. (1)

(c) Exhibits.

4.1  Restated Certificate of Incorporation of Physicians Resource
     Group, Inc. (2)

4.2 Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred Stock of Physicians Resource Group, Inc. (2)

4.3  Third Amended and Restated Bylaws of Physicians Resource Group,
     Inc. (3)

4.4  Form of Warrant Certificate (2)

4.5 Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. And Chemical Mellon Shareholder Services.
     (4)

4.6 Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc. (2)

23.1 Consent of Arthur Andersen, LLP (1)

______________________
(1)  Filed herewith.

(2)  Previously filed as an exhibit to the Company s Registration
     Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

(3) Previously filed as an exhibit to the Company s Annual Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

(4)  Previously filed as an exhibit to the Company s Registration
     Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.






                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHYSICIANS RESOURCE GROUP, INC.



Date: March 24, 1997              By:/s/ Richard J. D Amico
                                      Richard J. D Amico
                                      Executive Vice President